                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                  FORM 8-K/A

                Current Report Pursuant to Section 13 or 15(d)
                    of the Securities Exchange Act of 1934



                                 May 31, 2001

               Date of Report (Date of earliest event reported)


                       PRIMUS KNOWLEDGE SOLUTIONS, INC.

                 (Exact name of Registrant as specified in its
                                   charter)



WASHINGTON                               0-26273                    91-1350484


(State of incorporation)         (Commission file number)     (I.R.S. Employer
                                                             Identification No.)


                         1601 FIFTH AVENUE, SUITE 1900
                           SEATTLE, WASHINGTON 98101

         (Address of principal executive offices, including zip code)


                                (206) 292-1000

             (Registrant's telephone number, including area code)


                                Not Applicable

         (Former name or former address, if changed since last report)

ITEM 2.

On June 15, 2001, Primus Knowledge Solutions, Inc. ("Primus") filed a Form 8-K to report its acquisition of AnswerLogic, Inc. ("AnswerLogic"). Pursuant to Item 7 of Form 8-K, Primus indicated that it would file certain financial information no later than the date required by Item 7 of Form 8-K. This Amendment No. 1 is being filed to provide such financial information.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a) FINANCIAL STATEMENTS OF BUSINESS ACQUIRED

    See exhibit 20.1 for the audited financial statements of AnswerLogic as of December 31, 2000 and 1999 and for the year ended December 31, 2000 and the period from January 26, 1999 (inception) to December 31, 1999, which are included herein.

    The unaudited financial statements of AnswerLogic as of March 31, 2001 and for the three months ended March 31, 2001 and 2000 and the period from January 26, 1999 (inception) to March 31, 2001 are also included in Exhibit 20.1.

(b) PRO FORMA FINANCIAL INFORMATION

    Unaudited Pro Forma Condensed Balance Sheet as of March 31, 2001.

    Unaudited Pro Forma Condensed Combined Statement of Operations for the Year Ended December 31, 2000.

    Unaudited Pro Forma Condensed Combined Statement of Operations for the Three Months Ended March 31, 2001.


          UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

Overview of AnswerLogic Acquisition


     On May 31, 2001, pursuant to an agreement and plan of reorganization, dated as of May 21, 2001, Primus acquired AnswerLogic, whereby, at closing, all of the outstanding capital stock and certain outstanding convertible subordinated promissory notes of AnswerLogic were converted into 750,000 shares of Primus common stock.

     The acquisition has been accounted for by the purchase method whereby the purchase price of approximately $3.1 million, including $140,000 of transaction costs, was allocated to the assets acquired and liabilities assumed based on the fair values at the acquisition date. The excess of the purchase price over the fair value of the net identifiable assets acquired of approximately $2.3 million has been recorded as goodwill and is being amortized on a straight-line basis over the estimated useful life of three years. The fair value of the common stock issued in the acquisition was $3.94 per share based on the average market price for three days before and after May 21, 2001.

Pro Forma Statements

    The following unaudited pro forma condensed combined balance sheet has been prepared to reflect the purchase of AnswerLogic as if it occurred on March 31, 2001. The unaudited pro forma condensed combined statements of operations for the year ended December 31, 2000 and the three months ended March 31, 2001 give effect to acquisition of AnswerLogic as if it had occurred on January 1, 2000. The unaudited pro forma condensed combined statements of operations are based on historical results of operations of Primus for the year ended December 31, 2000 and the three months ended March 31, 2001, and the historical results of operations of AnswerLogic for the year ended December 31, 2000 and the three months ended March 31, 2001.

     The unaudited pro forma condensed combined financial statements and accompanying notes are presented for illustrative purposes only and are not necessarily indicative of Primus' financial position or results of operations for future periods or the results that actually would have been realized had the acquisition and certain transactions (as defined below) occurred. In the opinion of management, all adjustments necessary to present fairly such pro forma financial information have been made to the condensed combined financial statements and are reflected in the accompanying notes. The pro forma adjustments are based on the agreement with AnswerLogic and estimates that are derived from available information and certain assumptions as described in the notes to the unaudited pro forma condensed combined financial statements. Primus' management believes that the pro forma assumptions are reasonable under the current circumstances.

     The unaudited pro forma condensed combined financial statements, including the notes thereto, are qualified in their entirety by reference to, and should be read in conjunction with the historical consolidated financial statements and the related notes thereto of Primus included in its annual report on Form 10-K for the year ended December 31, 2000 as filed with the SEC, interim results of Primus as of and for the three months ended March 31, 2001 included in its Form 10-Q as filed with the SEC and the audited financial statements and unaudited interim financial information of AnswerLogic included in this filing.

               PRIMUS KNOWLEDGE SOLUTIONS, INC. AND SUBSIDIARIES

             UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET
                                March 31, 2001
                                (In thousands)

                                                                                                  PRO FORMA
                                                                    PRIMUS      ANSWERLOGIC      ADJUSTMENTS          COMBINED
                                                                 ---------   --------------   --------------------------------
               ASSETS

Current assets:
 Cash, cash equivalents and short-term investments               $  34,315   $          406   $           --       $    34,721
 Accounts receivable, net                                           10,831               --               --            10,831
 Prepaid expenses and other current assets                           1,067               83               --             1,150
                                                                 ---------   --------------   --------------       -----------
      Total current assets                                          46,213              489               --            46,702

Property and equipment, net                                          5,251            1,375               --             6,626
Goodwill                                                                --               --            2,329   (a)       2,329
Other assets                                                           356               --               --               356
                                                                 ---------   --------------   --------------       -----------
      Total assets                                               $  51,820   $        1,864   $        2,329       $    56,013
                                                                 =========   ==============   ==============       ===========


LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)

Current liabilities:
 Accounts payable                                                    3,333               41               --             3,374
 Accrued liabilities                                                 2,304              180              140   (a)       2,624
 Compensation-related accruals                                       1,949               --               --             1,949
 Current portion of obligations under capital lease                     --               39               --                39
 Obligations due under credit facility                                  --              794               --               794
 Deferred revenue                                                    7,519               --               --             7,519
                                                                 ---------   --------------   --------------       -----------
      Total current liabilities                                     15,105            1,054              140            16,299
                                                                 ---------   --------------   --------------       -----------

 Long-term obligations under capital lease                              --                2               --                 2
 Other long-term liabilities                                            --               42               --                42
                                                                 ---------   --------------   --------------       -----------
      Total liabilities                                             15,105            1,098              140            16,343
                                                                 ---------   --------------   --------------       -----------

Manditorily redeemable convertible preferred stock:
   Series A                                                             --            1,220           (1,220)  (b)          --
   Series B                                                             --           10,763          (10,763)  (b)          --

Shareholders' equity (deficit):
 Common stock                                                          453               49              (30)  (a,b)       472
 Additional paid-in capital                                        107,019              452            2,484   (a,b)   109,955
 Deferred stock-based compensation                                     (46)            (223)             223   (b)         (46)
 Accumulated other comprehensive loss                                  (49)              --               --               (49)
 Stock subscription receivable                                          --              (10)              10   (b)          --
 Accumulated deficit                                               (70,662)         (11,485)          11,485   (b)     (70,662)
                                                                 ---------   --------------   --------------       -----------
      Total shareholders' equity (deficit)                          36,715          (11,217)          14,172            39,670
                                                                 ---------   --------------   --------------       -----------
      Total liabilities and shareholders' equity (deficit)       $  51,820   $        1,864   $        2,329       $    56,013
                                                                 =========   ==============   ==============       ===========

  See accompanying notes to unaudited pro forma condensed combined financial statements.

               PRIMUS KNOWLEDGE SOLUTIONS, INC. AND SUBSIDIARIES

        UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENTS OF OPERATIONS
                   FOR THE THREE MONTHS ENDED MARCH 31, 2001
                (In thousands, except share and per share data)

                                                                                               PRO FORMA
                                                                PRIMUS        ANSWERLOGIC     ADJUSTMENTS         COMBINED
                                                           -------------   --------------    ------------    --------------
Revenue:
 License                                                   $       5,967   $           --              --             5,967
 Services                                                          4,111               --              --             4,111
                                                           -------------   --------------    ------------    --------------
      Total revenue                                               10,078               --              --            10,078
                                                           -------------   --------------    ------------    --------------

Cost of revenue:
 License                                                             134               --              --               134
 Services                                                          2,386               --              --             2,386
                                                           -------------   --------------    ------------    --------------
      Total cost of revenue                                        2,520               --              --             2,520
                                                           -------------   --------------    ------------    --------------
      Gross profit                                                 7,558               --              --             7,558
                                                           -------------   --------------    ------------    --------------

Operating expenses:
 Sales and marketing                                               6,273              316              --             6,589
 Research and development                                          2,975            1,401              --             4,376
 General and administrative                                        1,890              225              --             2,115
 Amortization of goodwill                                             --               --             194   (c)         194
                                                           -------------   --------------    ------------    --------------
      Total operating expenses                                    11,138            1,942             194            13,274
                                                           -------------   --------------    ------------    --------------
      Loss from operations                                        (3,580)          (1,942)           (194)           (5,716)

Other income                                                         550               --              --               550
Other expense                                                        (23)              (2)             --               (25)
                                                           -------------   --------------    ------------    --------------
      Loss before income taxes                                    (3,053)          (1,944)           (194)           (5,191)

Income tax expense                                                  (226)              --              --              (226)
                                                           -------------   --------------    ------------    --------------
      Net loss                                             $      (3,279)  $       (1,944)           (194)           (5,417)
                                                           =============   ==============    ============    ==============

Basic and diluted net loss per common share                $       (0.18)                                    $        (0.29)
                                                           =============                                     ==============

Shares used in computing basic and diluted net
 loss per common share                                        18,063,922                          750,000   (d)  18,813,922
                                                           =============                     ============    ==============

  See accompanying notes to unaudited pro forma condensed combined financial statements.

               PRIMUS KNOWLEDGE SOLUTIONS, INC. AND SUBSIDIARIES

        UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENTS OF OPERATIONS
                     FOR THE YEAR ENDED DECEMBER 31, 2000
                (In thousands, except share and per share data)


                                                                                                PRO FORMA
                                                            ------------    -------------                      -------------
                                                                PRIMUS        ANSWERLOGIC      ADJUSTMENTS        COMBINED
                                                            ------------    -------------    -------------     -------------
Revenue:
 License                                                   $      33,207   $           --   $           --   $        33,207
 Services                                                         14,462               --               --            14,462
                                                            ------------    -------------    -------------     -------------
      Total revenue                                               47,669               --               --            47,669
                                                            ------------    -------------    -------------     -------------

Cost of revenue:
 License                                                           1,084               --               --             1,084
 Services                                                          9,808               --               --             9,808
                                                            ------------    -------------    -------------     -------------
      Total cost of revenue                                       10,892               --               --            10,892
                                                            ------------    -------------    -------------     -------------
      Gross profit                                                36,777               --               --            36,777
                                                            ------------    -------------    -------------     -------------

Operating expenses:
 Sales and marketing                                              27,653            2,321               --            29,974
 Research and development                                         14,669            4,748               --            19,417
 General and administrative                                        9,401            1,006               --            10,407
 Amortization of goodwill                                             --               --              776   (c)         776
 Merger related costs                                                505               --               --               505
                                                            ------------    -------------    -------------     -------------
      Total operating expenses                                    52,228            8,075              776            61,079
                                                            ------------    -------------    -------------     -------------
      Loss from operations                                       (15,451)          (8,075)            (776)          (24,302)

Other income                                                       2,714              284               --             2,998
Other expense                                                        (59)              --               --               (59)
                                                            ------------    -------------    -------------     -------------
      Loss before income taxes                                   (12,796)          (7,791)            (776)          (21,363)

Income tax expense                                                  (217)              --               --              (217)
                                                            ------------    -------------    -------------     -------------
      Net loss                                                   (13,013)          (7,791)            (776)          (21,580)

Preferred stock accretion                                            (43)              --               --               (43)
                                                            ------------    -------------    -------------     -------------
      Net loss available to common shareholders            $     (13,056)  $       (7,791)  $         (776)  $       (21,623)
                                                            ============    =============    =============     =============

Basic and diluted net loss per common share                $       (0.74)                                              (1.17)
                                                            ============                                       =============

Shares used in computing basic and diluted net
 loss per common share                                        17,705,757                           750,000   (d)  18,455,757
                                                            ============                     =============     =============

  See accompanying notes to unaudited pro forma condensed combined financial statements.

               PRIMUS KNOWLEDGE SOLUTIONS, INC. AND SUBSIDIARIES

                    NOTES TO UNAUDITED PRO FORMA CONDENSED
                         COMBINED FINANCIAL STATEMENTS


1.  Pro Forma Adjustments

The following adjustments were applied to the historical financial statements of Primus and AnswerLogic to arrive at the unaudited pro forma condensed combined financial information:

    a) To allocate the purchase price, including approximately $140,000 of transaction costs incurred in the acquisition, to assets and liabilities of AnswerLogic. The excess of the purchase price over the fair value of net identifiable assets acquired is recorded as goodwill and is amortized using the straight-line method over three years. The estimated fair values of assets acquired and liabilities assumed are based upon preliminary estimates and may not be indicative of the final allocation of purchase price consideration.

        A summary of the estimated purchase price for the acquisition and liabilities assumed is as follows:

           Common shares issued                                750,000
           Per share value                                 $      3.94
                                                            ----------
                                                           $     2,955

           Plus-Transactions costs                                 140
                                                            ----------
                 Total consideration                       $     3,095
                                                            ==========


           Current assets                                          489
           Furniture and equipment                               1,375
           Goodwill                                              2,329
           Liabilities assumed                                  (1,098)
                                                            ----------
                 Total                                     $     3,095
                                                            ==========

        There were no adjustments required to conform the accounting policies of AnswerLogic. There were no intercompany transactions in the periods presented.

    b) To eliminate the historical shareholders' equity (deficit) and the redeemable convertible preferred stock of AnswerLogic not assumed in the acquisition.

    c) To record amortization of goodwill associated with the acquisition of AnswerLogic which is amortized over the estimated useful life of three years. In July 2001, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards (FAS) No. 141, Business Combinations, which is effective immediately, and FAS No. 142, Goodwill and Other Intangible Assets, which is effective January 1, 2002. These statements require, upon adoption, that the Company evaluate its existing intangible assets and goodwill that were acquired in prior business combinations, and to make necessary reclassifications in order to conform with the new criteria. Additionally, goodwill and intangibles with indefinite useful lives will no longer be amortized, but instead tested for impairment at least annually. Goodwill and intangible assets acquired in business combinations completed before July 1, 2001, such as the acquisition of AnswerLogic, will continue to be amortized prior to adoption of FAS No. 142. Upon adoption of FAS No. 142, the Company will be required to reassess the useful lives and residual values of all intangible assets acquired in purchase business combinations, and make any necessary amortization period adjustments. To the extent an intangible asset is identified as having an indefinite useful life, the Company will be required to test the intangible asset for impairment in accordance with the provisions of the Statement.

    d) Unaudited pro forma basic and diluted net loss per share are computed by dividing the unaudited pro forma net loss applicable to common shareholders by the unaudited pro forma weighted average number of common shares outstanding. Potentially dilutive securities were not included in the computation of pro forma basic and diluted net loss per share because their effects would be antidilutive.

(c) EXHIBITS

    The following exhibits are filed herewith:

    20.1 AnswerLogic, Inc. audited financial statements
    23.1 Consent of KPMG LLP, Independent Auditors
    23.2 Consent of PricewaterhouseCoopers LLP, Independent Auditors

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                          PRIMUS KNOWLEDGE SOLUTIONS, INC.



Date: August 13, 2001         By: /s/ Ronald M. Stevens

                              Vice President, Chief Financial Officer, and Treasurer
                              (Principal financial and chief accounting officer)